Exhibit 10.7

NISSAN AUTO LEASING LLC II,
as Depositor,
and
[WILMINGTON TRUST COMPANY],
as Owner Trustee

AMENDED AND RESTATED
TRUST AGREEMENT
Dated as of [•], 20[•]

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

i

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

TABLE OF CONTENTS

Page
EXHIBITS
Exhibit A — Form of Trust Certificate
Exhibit B — Form of Rule 144A Certificate
Exhibit C — Form of Investment Letter
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

AMENDED AND RESTATED TRUST AGREEMENT
     This Amended and Restated Trust Agreement (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [•], 20[•], is between Nissan Auto Leasing LLC II, a Delaware limited liability company (“NALL II”), as depositor (the “Depositor”), and [Wilmington Trust Company], as trustee (the “Owner Trustee”).
     WHEREAS, the parties hereto entered into a trust agreement, dated as of [•], 20[•] (the “Initial Trust Agreement”) pursuant to which the Nissan Auto Lease Trust 20[•]-[•] (the “Issuing Entity”) was created; and
     WHEREAS, the parties hereto are entering into this Agreement pursuant to which, among other things, the Initial Trust Agreement will be amended and restated, and $[•] aggregate principal amount of Asset Backed Certificates and $[•] aggregate principal amount of [•]% Asset Backed Class A-1 Notes, $[•] aggregate principal amount of [•]% Asset Backed Class A-2 Notes, $[•] aggregate principal amount of [•]% Asset Backed Class A-3 Notes and $[•] aggregate principal amount of [•]% Asset Backed Class A-4 Notes will be issued.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE ONE
DEFINITIONS
     SECTION 1.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Agreement of Definitions, dated as of [•] , 20[•], by and among the Issuing Entity, NILT Trust, a Delaware statutory trust, as grantor and initial beneficiary (in such capacity, the “Grantor” and the “UTI Beneficiary,” respectively), Nissan-Infiniti LT, a Delaware statutory trust (the “Titling Trust”), Nissan Motor Acceptance Corporation, a California corporation (“NMAC”), in its individual capacity, as servicer and as administrative agent (in such capacity, the “Servicer” and the “Administrative Agent,” respectively), NALL II, NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the “Titling Trustee”), [Wilmington Trust Company], as Owner Trustee and Delaware trustee (in such capacity, the “Delaware Trustee”) and [U.S. Bank National Association, a national banking association (“U.S. Bank”)], as trust agent and indenture trustee (in such capacity, the “Trust Agent” and the “Indenture Trustee,” respectively).
     SECTION 1.02 Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) references to an Article or Section such as “Article Twelve” or “Section 12.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, except that references to the SUBI Trust Agreement include only such items as related to the 20[•]-[•] SUBI and the Titling Trust, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this Agreement include all Exhibits hereto, (xi) the phrase “Titling Trustee on behalf of the Trust,” or words of similar import, shall, to the extent required to effectuate the appointment of any Co-Trustee pursuant to the Titling Trust Agreement, be deemed to refer to the Trustee (or such Co-Trustee) on behalf of the Titling Trust, and (xii) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding.”
ARTICLE TWO
ORGANIZATION
     SECTION 2.01 Name and Status. The trust created hereby shall be known as “Nissan Auto Lease Trust 20[•]-[•],” in which name the Issuing Entity may engage in activities as permitted by the Basic Documents, make and execute contracts and other instruments and sue and be sued, to the extent provided herein. It is the intention of the parties hereto that the Issuing Entity shall be a statutory trust under the Statutory Trust Statute, and that this Agreement shall constitute the governing instrument of that statutory trust.
     SECTION 2.02 Office. The chief executive office and principal place of business of the Issuing Entity shall be in care of the Owner Trustee, initially at the Owner Corporate Trust Office and thereafter at such other address as the Owner Trustee may designate by written notice to the Trust Certificateholders and the Depositor.
     SECTION 2.03 Purposes and Powers.
     (a) The purposes of the Issuing Entity are: (i) at the direction of the Trust Certificateholders, to take assignments and conveyances of certain assets from time to time, to hold such assets in trust and to collect and disburse the periodic income therefrom for the benefit of the Trust Certificateholders, (ii) to engage in any of the other activities described or authorized in this Agreement, any supplement or any amendment hereto or thereto and (iii) to engage in any and all activities that are necessary or appropriate to accomplish the foregoing or that are incidental thereto or connected therewith. The Issuing Entity shall not be employed for any purpose except as duly authorized in accordance with the provisions of this Agreement.
     (b) The initial sole purpose of the Issuing Entity is to conserve the Owner Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Trust
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Certificateholders, and in furtherance of such purpose to engage in the following ministerial activities:
          (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement;
          (ii) to acquire the 20[•]-[•] SUBI Certificate from the Depositor and the other property of the Owner Trust Estate in exchange for (A) the issuance of the Notes to the Depositor, (B) certain capital contributions from the Depositor and (C) the issuance of the Trust Certificate to the Depositor;
          (iii) to pay interest on and principal of the Notes;
          (iv) to assign, grant, transfer, pledge mortgage and convey the Owner Trust Estate pursuant to the Indenture to the Indenture Trustee as security for the Notes and to hold, manage and distribute to the Trust Certificateholders pursuant to the terms of this Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Issuing Entity pursuant to, the Indenture;
          (v) to enter into and perform its obligations under the Basic Documents to which the Issuing Entity is a party;
          (vi) [to enter into and perform its obligations under any interest rate protection agreement or agreements relating to the Notes between the Issuer and one or more counterparties, including any confirmations, evidencing the transactions thereunder, each of which is an interest rate swap, an interest rate cap, an obligation to enter into any of the foregoing or any combination of any of the foregoing (including the Interest Rate [Swap][Cap] Agreement(s));]
          (vii) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith, including, without limitation, any Currency Swap as provided in Section 8.16 of the 20[•]-[•] Servicing Supplement; and
          (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to [the Swap Counterparty,] the Trust Certificateholders and the Noteholders.
     (c) The Issuing Entity shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.
     SECTION 2.04 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Issuing Entity effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     SECTION 2.05 Liability of the Trust Certificateholders. No Trust Certificateholder shall have any personal liability for any liability or obligation of the Issuing Entity, solely by reason of it being a Trust Certificateholder.
     SECTION 2.06 Initial Capital Contribution of Owner Trust Estate. The Owner Trustee hereby acknowledges receipt from the Depositor in connection with the Initial Trust Agreement of the sum of $1.00, which constituted the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Issuing Entity as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.
     SECTION 2.07 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate, and if the Issuer enters into a Currency Swap Agreement pursuant to Section 8.16 of the 20[•]-[•] Servicing Supplement, any such Currency Swap Agreement and payments made by any such Currency Swap Counterparty, in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Owner Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Trust Certificateholders, who are intended to be “beneficial owners” within the meaning of the Statutory Trust Statute, subject to the Lien of the Indenture Trustee and the obligations of the Issuing Entity under the Basic Documents. It is the intention of the parties hereto that the Issuing Entity constitutes a statutory trust under the Statutory Trust Statute and that this Agreement constitutes the governing instrument of such statutory trust. Consistent with Section 11.01, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Issuing Entity shall be treated as a division or branch of the Trust Certificateholder. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and under Delaware law for the purpose and to the extent necessary to accomplish the purpose of the Issuing Entity as set forth in Sections 2.03(a) and 2.03(b). At the direction of the Depositor, the Owner Trustee caused to be filed the Certificate of Trust pursuant to the Statutory Trust Statute, and the Owner Trustee shall file or cause to be filed such amendments thereto as shall be necessary or appropriate to satisfy the purposes of this Agreement and as shall be consistent with the provisions hereof.
     SECTION 2.08 Title to Issuing Entity Property. Legal title to the Owner Trust Estate shall be vested at all times in the Issuing Entity as a separate legal entity.
     SECTION 2.09 Situs of Issuing Entity. The Issuing Entity shall be located and administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuing Entity shall be located in the states of California, Delaware or New York. The Issuing Entity shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the state of Delaware.
     SECTION 2.10 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee as of the Closing Date that:
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     (a) Organization and Good Standing. The Depositor has been duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
     (b) Due Qualification. The Depositor has been duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualifications, except when the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Depositor or would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.
     (c) Power and Authority. The Depositor (i) has the power and authority to execute and deliver this Agreement and to carry out its terms; (ii) had, immediately prior to the sale and transfer contemplated by the Trust SUBI Certificate Transfer Agreement, good title to and is the sole legal and beneficial owner of the 20[•]-[•] SUBI Certificate, free and clear of Liens and claims; (iii) has full power and authority to transfer the 20[•]-[•] SUBI Certificate and deposit the same with the Issuing Entity; (iv) duly authorized such transfer and deposit to the Issuing Entity by all necessary action; and (v) duly authorized the execution, delivery and performance of this Agreement by all necessary action.
     (d) Binding Obligation. This Agreement is a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or law.
     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Depositor (together, the “Depositor’s Formation Documents”), any material indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any material Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, which breach, default, conflict, Lien or violation in any case would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.
     (f) No Proceedings. There are no proceedings or investigations pending, or to the Depositor’s knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which it is party; (ii) seeking to prevent the issuance of the Notes or the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Basic Documents to which it is a party; (iii) seeking any determination or ruling that would be likely materially and adversely to affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which it is a party; or (iv) relating to the Depositor and that would be likely materially and adversely to affect the federal income tax or any state income tax attributes of the Issuing Entity, the Notes or the Trust Certificates.
     (g) Independent Manager. Notwithstanding anything to the contrary in the Depositor’s Formation Documents, the Depositor shall ensure that at least one manager of the Depositor shall be an Independent Manager.
     SECTION 2.11 Power of Attorney. Pursuant to the Trust Administration Agreement, the Owner Trustee has authorized the Administrative Agent to perform certain of its administrative duties hereunder, including duties with respect to the management of the Owner Trust Estate, and in connection therewith hereby grants the Administrative Agent its revocable power of attorney. Each Trust Certificateholder by such Holder’s acceptance of any Trust Certificate or beneficial interest therein, as the case may be, shall be deemed to have granted power of attorney to the Administrative Agent for purposes of actions taken or to be taken with respect to the Trust Certificates.
ARTICLE THREE
TRUST CERTIFICATES AND TRANSFER OF INTERESTS
     SECTION 3.01 Initial Ownership. Upon the formation of the Issuing Entity by the contribution by the Depositor pursuant to Section 2.06 and until the issuance of the Trust Certificates, the Depositor shall be sole beneficiary of the Issuing Entity.
     SECTION 3.02 The Trust Certificates.
     (a) The Trust Certificates shall be substantially in the form set forth in Exhibit A, in minimum denominations of $250,000. Except for the issuance of the Trust Certificate to the Depositor, no Trust Certificate may be sold, pledged, exchanged or otherwise transferred to any Person except in accordance with Sections 3.04 and 3.10 and any attempted sale, pledge, exchange or transfer (each referred to hereinafter as a “transfer”) in violation of such Sections shall be null and void. The Trust Certificate shall be issued in the name of the Depositor. Upon delivery to the Depositor, the Owner Trustee and the Certificate Registrar of a letter in the form of Exhibit C, any Trust Certificate shall be reissued in the name and in the denomination set forth in such letter.
     (b) The Trust Certificates may be printed, lithographed, typewritten, mimeographed or otherwise produced, and may be executed on behalf of the Issuing Entity by manual or facsimile signature of an Authenticating Agent. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuing Entity, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

did not hold such offices at the date of authentication and delivery of such Trust Certificates. If registration of a transfer of a Trust Certificate is permitted pursuant to Section 3.04 and Section 3.10, the transferee of such Trust Certificate shall become a Trust Certificateholder and shall be entitled to the rights and subject to the obligations of a Trust Certificateholder hereunder, upon such transferee’s acceptance of a Trust Certificate duly registered in such transferee’s name pursuant to Section 3.04.
     SECTION 3.03 Authentication and Delivery of Trust Certificates. Concurrently with the transfer of the 20[•]-[•] SUBI Certificate to the Issuing Entity, the Owner Trustee shall cause to be executed on behalf of the Issuing Entity the Trust Certificate in an aggregate principal amount equal to the Initial Trust Certificate Balance, authenticated and delivered to or upon the written order of the Depositor, in authorized denominations, evidencing the entire ownership of the Issuing Entity. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication, substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its Authenticating Agent, by manual or facsimile signature; and such authentication shall constitute conclusive evidence, and the only evidence, that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. Upon issuance, execution and delivery pursuant to the terms hereof, the Trust Certificates shall be entitled to the benefits of this Agreement. [Wilmington Trust Company] shall be the initial Authenticating Agent of the Owner Trustee hereunder, and all references herein to authentication by the Owner Trustee shall be deemed to include the Authenticating Agent.
     SECTION 3.04 Registration of Transfer and Exchange.
     (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a register (the “Certificate Register”), in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and, if and to the extent transfers are permitted pursuant to Section 3.04(b) and Section 3.10, the registration of transfers of Trust Certificates. No transfer of a Trust Certificate shall be recognized except upon registration of such transfer. [Wilmington Trust Company] is hereby appointed as the initial Certificate Registrar. The Certificate Registrar hereby agrees to notify the Paying Agent in writing of any changes to the Registered Holders of the Trust Certificates. If the Certificate Registrar shall for any reason become unable to act as Certificate Registrar, the Certificate Registrar shall give prompt written notice to such effect to the Depositor, the Owner Trustee and the Servicer. The Owner Trustee shall promptly appoint a successor, which shall be another trust company or bank, and shall agree to act in accordance with the provisions of this Agreement applicable to it as successor Certificate Registrar under this Agreement.
     (b) Each Trust Certificate shall bear a legend regarding transfers to the effect of the legend on the form of Trust Certificate attached as Exhibit A hereto, unless determined otherwise by the Servicer (as certified to the Certificate Registrar in an Officer’s Certificate) consistent with applicable law.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     If and to the extent transfers are permitted pursuant to Section 3.10, as a condition to the registration of any transfer of a Trust Certificate, the prospective transferee shall be required to represent in writing to the Owner Trustee, the Depositor and the Certificate Registrar the following:
          (i) It has neither acquired through nor will it transfer any Trust Certificate it purchases (or any interest therein) through or cause any such Trust Certificates (or any interest therein) to be traded or readily available on or through (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations, or (B) a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704(b)(2) of the Code.
          (ii) It either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Trust Certificates.
          (iii) It understands that no subsequent transfer of the Trust Certificates is permitted unless (A) such transfer is of a Trust Certificate with a denomination of at least $250,000, (B) it causes its proposed transferee to provide to the Issuing Entity and the Certificate Registrar a letter substantially in the form of Exhibit C hereto, or such other written statement as the Depositor shall prescribe and (C) the Depositor consents in writing to the proposed transfer, which consent shall be granted unless the Depositor determines that such transfer would create a risk that the Issuing Entity or the Titling Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Trust Certificates to exceed 95 or (2) the number of holders of direct or indirect interests in the Titling Trust to exceed 50, shall be a void transfer.
          (iv) It understands that the Opinion of Counsel to the Issuing Entity that the Issuing Entity is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii) and (iii) above.
          (v) It is not a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, will not acquire or hold the Trust Certificates being transferred on behalf of or with “plan assets” (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA) of a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, and is not a Person acting on behalf of such a Benefit Plan nor using the assets of such a Benefit Plan to effect such transfer;
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

          (vi) If it is a Benefit Plan subject to any Similar Law, its acquisition, holding and disposition of the Trust Certificates will not result in a non-exempt prohibited transaction under, or a violation of, Similar Law and will not result in the assets of the Issuing Entity being considered plan assets of such Benefit Plan under Similar Law.
          (vii) It is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (3) a Person not described in (A)(1) or (2) whose ownership of the Trust Certificates is effectively connected with such Person’s conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Trust Certificate will not result in any withholding obligation with respect to any payments with respect to the Trust Certificates by any Person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate or trust the income of which is includible in gross income for federal income tax purposes, regardless of source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more “U.S. persons” (as such term is defined in the Code) have the authority to control all substantial decisions of the trust. It agrees that it will provide a certification of non-foreign status signed under penalty of perjury and, alternatively, that if it is a Person described in clause (A)(3) above, it will furnish to the Depositor and the Owner Trustee a properly executed IRS Form W-8ECI and a new IRS Form W-8ECI upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or Opinions of Counsel as may be requested by the Depositor and the Owner Trustee).
          (viii) It understands that any purported transfer of any Trust Certificate (or any interest therein) in contravention of any of the restrictions and conditions in this Section shall be void, and the purported transferee in such transfer shall not be recognized by the Issuing Entity or any other Person as a Trust Certificateholder for any purpose.
     Notwithstanding paragraphs (i) and (ii) and clause (1) of paragraph (iii) above, a transfer shall be valid if the Owner Trustee and the Servicer are provided with a written opinion of counsel that such transfer will not cause the Issuing Entity to be a publicly traded partnership taxable as a corporation.
     (c) By acceptance of any Trust Certificate, the related Trust Certificateholder specifically agrees with and represents to the Depositor, the Issuing Entity and Certificate Registrar that no transfer of such Trust Certificate shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act because the transfer satisfies one of the following:
          (i) Such transfer is in compliance with Rule 144A, to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A and (A) the
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

transferor thereof executes and delivers to the Depositor and the Certificate Registrar, a Rule 144A certificate substantially in the form attached as Exhibit B and (B) the transferee executes and delivers to the Depositor and the Certificate Registrar an investment letter substantially in the form attached as Exhibit C.
          (ii) After the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Depositor or the Certificate Registrar, delivers an Opinion of Counsel in form and substance satisfactory to the Depositor.
     (d) The Depositor shall make the Rule 144A Information available to the prospective transferor and transferee of a Trust Certificate. The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:
          (i) the Prospectus, as amended or supplemented to the date of such transfer;
          (ii) each Payment Date Certificate delivered to Trust Certificateholders on each Payment Date preceding such request; and
          (iii) such other information as is reasonably available to the Depositor in order to comply with requests for information pursuant to Rule 144A.
     None of the Depositor, the Certificate Registrar or the Owner Trustee is under an obligation to register any Trust Certificate under the Securities Act or any state securities laws.
     (e) Upon surrender for registration of transfer or exchange of any Trust Certificate at the office of the Certificate Registrar and upon compliance with the provisions of this Agreement relating to such transfer or exchange, provided that the requirements of Section 8-401 (a) of the UCC are met, the Owner Trustee shall execute and shall, or shall cause the Authenticating Agent to, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate face amount dated the date of such authentication or the Trust Certificates that the Trust Certificateholder making the exchange is entitled to receive, as the case may be.
     The Certificate Registrar shall require that every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8BEN or W-9 or such other form as may be reasonably required in form satisfactory to the Certificate Registrar duly executed by the Trust Certificateholder or such Person’s attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Trust Certificates.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     The Certificate Registrar shall cancel and retain or destroy, in accordance with the Certificate Registrar’s retention policy then in effect, all Trust Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Depositor as to such retention or destruction.
     (f) The provisions of this Section generally are intended, among other things, to prevent the Issuing Entity from being characterized as a “publicly traded partnership,” within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Section 1.7704-1 (e) and (h), and the Depositor shall take such intent into account in determining whether or not to consent to any proposed transfer of any Trust Certificate.
     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register any transfer or exchange of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.
     SECTION 3.05 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If any mutilated Trust Certificate is surrendered to the Certificate Registrar, or if the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been transferred to a protected purchaser and provided that the requirements of Section 8-405 of the UCC are met, the Owner Trustee on behalf of the Issuing Entity shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Issuing Entity, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.
     SECTION 3.06 Persons Deemed Trust Certificateholders. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be affected by any notice to the contrary.
     SECTION 3.07 Access to List of Trust Certificateholders’ Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer and the Depositor or the Indenture Trustee, as the case may be, within 15 days after its receipt of a request therefor from the Owner Trustee, the Servicer, the Depositor or the Indenture Trustee in writing, a list, in such form as the requesting party may
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

reasonably request, of the names and addresses of the Trust Certificateholders as of the most recent Record Date. If (i) two or more Trust Certificateholders or (ii) one or more Trust Certificateholders evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Trust Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Trust Certificateholders. Each Trust Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Owner Trustee, the Indenture Trustee or the Servicer, as the case may be, accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
     SECTION 3.08 Maintenance of Office or Agency. The Owner Trustee shall maintain in The Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the other Basic Documents to which the Issuing Entity is a party may be served. The Owner Trustee initially designates [Wilmington Trust Company, c/o Computershare Trust Company of New York, Wall Street Plaza, 88 Pine Street, 19th Floor, New York, New York 10005], as the office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the other Trust Certificateholders of any change in the location of the Certificate Register or any such office or agency.
     SECTION 3.09 Appointment of Paying Agent. The Paying Agent shall make distributions to the Trust Certificateholders pursuant to Section 5.02, and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Paying Agent initially shall be [U.S. Bank]. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Agreement in any material respect. Any co-paying agent chosen by the Depositor and acceptable to the Owner Trustee shall also be a Paying Agent. Each Paying Agent may resign upon 30 days’ written notice to the Owner Trustee. In the event that a Paying Agent may no longer act as Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Trust Certificateholders in trust for the benefit of the Trust Certificateholders entitled thereto until such sums are paid to the Trust Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.
     SECTION 3.10 Ownership by the Depositor of Trust Certificates. The Depositor shall receive on the Closing Date in accordance with Section 3.02 and shall thereafter retain beneficial and record ownership of Trust Certificates representing 100% of the Certificate Balance. Notwithstanding any other provision of this Agreement to the contrary, any attempted transfer of any Trust Certificate that would reduce such interest of the Depositor below 100% of the Certificate Balance shall be void. The Owner Trustee shall cause one Trust Certificate issued to the Depositor (representing 100% of the Certificate Balance) to bear a legend stating “THIS CERTIFICATE IS NON-TRANSFERABLE.” Notwithstanding the foregoing, upon a dissolution or termination of the Depositor, the Trust Certificates held by it shall be distributed to NMAC without regard to the provisions of Section 3.02 or this Section 3.10.
     SECTION 3.11 Trust Certificates Held by Issuing Entity, Depositor or Their Affiliates. Unless otherwise specified in this Agreement or other Basic Documents, any Trust Certificates owned by the Issuing Entity, the Depositor, the Servicer (so long as NMAC or an Affiliate is the Servicer) or any of their respective Affiliates shall be entitled to the benefits under this Agreement equally and proportionately to the benefits afforded other owners of the Trust Certificates, except that such Trust Certificates shall be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Securityholders have given any request, demand, authorization, direction, notice, consent or other action under the Basic Documents (other than the commencement by the Issuing Entity of a voluntary proceeding in bankruptcy), unless all Securities are owned by the Issuing Entity, the Depositor, the Servicer (so long as NMAC or an Affiliate is the Servicer) or any of their respective Affiliates.
ARTICLE FOUR
ACTIONS BY OWNER TRUSTEE OR TRUST CERTIFICATEHOLDERS
     SECTION 4.01 Prior Notice to Trust Certificateholders With Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless (i) the Owner Trustee has notified the Trust Certificateholders in writing of the proposed action at least 30 days before the taking of such action and (ii) the Owner Trustee has not received written notification from Trust Certificateholders representing at least 25% of the Certificate Balance (which for this purpose shall include Trust Certificates held by the Issuing Entity, the Depositor, the Servicer and their respective Affiliates) prior to the 30th day after such notice is given that such Trust Certificateholders have withheld consent or objected:
     (a) the initiation of any claim or lawsuit by the Issuing Entity or the settlement or compromise of any action, claim or lawsuit involving the Issuing Entity (other than an action
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

brought by the Servicer on behalf of the Titling Trust and Persons having interests in the 20[•]-[•] SUBI Certificate to collect amounts owed under a 20[•]-[•] Lease or 20[•]-[•] Vehicle);
     (b) the amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);
     (c) the amendment of the Indenture in circumstances where the consent of the Trust Certificateholder [or the [Swap Counterparty[ [Cap Provider]] is required and such consent has not been granted;
     (d) the amendment of any Basic Document other than pursuant to, and in accordance with, the amendment provision set forth in such Basic Document; or
     (e) the appointment a successor Owner Trustee or successor Indenture Trustee.
     SECTION 4.02 Action by Trust Certificateholders With Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, to the extent the Owner Trustee or the Issuing Entity is deemed to be the Holder of the 20[•]-[•] SUBI Certificate pursuant to the SUBI Trust Agreement, the Owner Trustee or Issuing Entity, as the case may be, shall take such actions as directed in writing by Trust Certificateholders holding Trust Certificates evidencing an interest of at least 66 2/3% of the outstanding Certificate Balance; provided, however, that so long as the Lien of the Indenture is outstanding, such direction shall be subject to the consent of the Indenture Trustee (provided that if the Depositor and its Affiliates do not hold all of the Trust Certificates, then the Trust Certificates held by the Depositor and its Affiliates shall not be deemed Outstanding for purposes of this provision). The Owner Trustee may not, except upon the occurrence of a Servicer Default subsequent to the payment in full of the Notes and in accordance with the written direction of Trust Certificateholders holding 100% of the outstanding Certificate Balance, remove the Servicer, with respect to the 20[•]-[•] SUBI Assets or appoint a successor Servicer with respect thereto (provided that if the Depositor and its Affiliates do not hold all of the Trust Certificates, then the Trust Certificates held by the Depositor and its Affiliates shall not be deemed Outstanding for purposes of this provision).
     SECTION 4.03 Action by Owner Trustee With Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuing Entity without the unanimous prior approval of all Trust Certificateholders (including the board of managers of the Depositor (including the Independent Managers, as such term is defined in the Depositor’s limited liability company agreement) and the delivery to the Owner Trustee of a written certification by each Trust Certificateholder that such Trust Certificateholder reasonably believes that the Issuing Entity is insolvent.
     SECTION 4.04 Restrictions on Trust Certificateholders’ Power. The Trust Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuing Entity or the Owner Trustee under this Agreement or any of the other Basic Documents or would
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

be contrary to the purpose of the Issuing Entity as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.
     SECTION 4.05 Majority Control. Except as expressly provided herein, any action that may be taken by the Trust Certificateholders under this Agreement may be taken by the Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates. Except as expressly provided herein, any written notice of the Trust Certificateholders delivered pursuant to this Agreement shall be effective if signed by Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates at the time of delivery of such notice.
ARTICLE FIVE
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
     SECTION 5.01 Establishment of Certificate Distribution Account and Reserve Account.
     (a) The Owner Trustee, for the benefit of the Trust Certificateholders, shall establish and maintain, or cause to be established and maintained, at the direction of the Depositor, an Eligible Account with and in the name of the Owner Trustee which shall be designated the “Certificate Distribution Account.” The Owner Trustee and the Depositor hereby authorize and direct [U.S. Bank] to establish the Certificate Distribution Account for the benefit of the Owner Trustee. The Certificate Distribution Account shall be held in trust for the benefit of the Trust Certificateholders and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Certificateholders.
     The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Trust Certificateholders. If at any time the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall, within ten Business Days following notification of such occurrence (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is satisfied), establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash or investments to such new Certificate Distribution Account.
     (b) The Servicer, on behalf of the Issuing Entity, shall establish and maintain an Eligible Account (initially at [U.S. Bank]) in the name of the Indenture Trustee until the Outstanding Amount is reduced to zero, and thereafter, in the name of the Owner Trustee, which is designated as the “Reserve Account.” The Reserve Account shall be held for the benefit of the Securityholders [and the Swap Counterparty], and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of the Securityholders [and the Swap Counterparty].
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     The Reserve Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of Notes has been reduced to zero, [and the payment in full of all amounts due to the Swap Counterparty under the Interest Rate Swap Agreement(s),] and thereafter under the sole dominion and control of the Owner Trustee. On the Closing Date, the Depositor will use the net proceeds of the sale of the Notes and the Trust Certificates to make a capital contribution to the Issuing Entity, which the Issuing Entity shall use to cause the Initial Deposit Amount to be deposited into the Reserve Account. All deposits to and withdrawals from the Reserve Account shall be made only upon the terms and conditions of the Basic Documents.
     (c) The Issuing Entity shall take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, the Control Agreement or any UCC financing statements) as may be determined to be reasonably necessary by the Administrative Agent on behalf of the Issuing Entity, in order to perfect the interests created by Section 5.01 (b) and otherwise fully effectuate the purposes, terms and conditions of this Section. The Issuing Entity (or Administrative Agent on behalf of the Issuing Entity) shall:
          (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of its securities interest in the Reserve Account; and
          (ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following (and promptly notify the Issuing Entity and the Owner Trustee of each such filing): (A) any change in the Depositor’s corporate name or any trade name, (B) any change in the location of is chief executive office or principal place of business or (C) any merger or consolidation or other change in its identity or corporate structure.
     SECTION 5.02 Application of Issuing Entity Funds.
     (a) Until the Outstanding Amount of the Trust Certificates has been reduced to zero, on each Payment Date, the Paying Agent (or the Owner Trustee, if there is no Paying Agent) shall pay, to the extent of funds available, the amount required to be deposited by the Indenture Trustee into the Certificate Distribution Account pursuant to Section 8.04 of the Indenture, after the payment in full of the Notes [and all payments to the Swap Counterparty], for the payment of principal of the Trust Certificates on such Payment Date, pro rata to the Trust Certificateholders of record at the close of business on the Record Date with respect to such Payment Date. On any Payment Date on which the amount on deposit in the Reserve Account, after giving effect to all withdrawals therefrom and deposits thereto in respect of that Payment Date, exceeds the Reserve Account Requirement, any such excess shall be released to the Depositor.
     (b) On or after the date on which the Outstanding Amount of the Notes has been reduced to zero, pursuant to the Indenture and the Control Agreement, dominion and control over the Reserve Account shall be transferred to the Owner Trustee. On each Payment Date thereafter, all amounts distributable to the Trust Certificateholders shall be distributed by the Paying Agent
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

in the order and priority set forth in Section 8.04(a) of the Indenture and the Owner Trustee and the Paying Agent shall comply with Sections 8.04(d) and 8.05(a) of the Indenture.
     On the Payment Date on which the Certificate Balance has been reduced to zero, the Owner Trustee shall release to the Depositor, without recourse, representation or warranty (except as set forth in Section 7.03), all of the Issuing Entity’s right, title, and interest in, to and under the Reserve Account Property. In addition, on or following the Payment Date on which the Certificate Balance has been reduced to zero, the Depositor may direct the Owner Trustee in writing to distribute to it, and upon receipt of such direction the Owner Trustee shall distribute to the Depositor, the remaining assets of the Issuing Entity.
     (c) If requested by the Trust Certificateholder, for any Payment Date, the Owner Trustee shall send to each Trust Certificateholder a report (the “Distribution Statement”) provided by the Servicer, based on information in the Payment Date Certificate delivered pursuant to Section 8.03 of the Indenture, that shall include the following information:
          (i) the amount of SUBI Collections allocable to the 20[•]-[•] SUBI Certificate;
          (ii) Available Funds, including amounts with respect to each of items (i) through (iv) of the definition thereof;
          (iii) the amount of interest accrued during such Accrual Period on each Class of the Notes [and, for each Class of Floating Rate Notes, the applicable Interest Rate for the related Accrual Period relative to such Payment Date for such Class of Floating Rate Notes, respectively, if any];
          (iv) [the Class A-1a Note Balance], [the Class A-1b Note Balance], [the Class A-2a Note Balance], [the Class A-2b Note Balance], [the Class A-3a Note Balance], [the Class A-3b Note Balance], [the Class A-4a Note Balance], [the Class A-4b Note Balance] and the Certificate Balance, in each case on the day immediately preceding such Payment Date; and the Certificate Balance, in each case on the day immediately preceding such Payment Date;
          (v) (A) the Reserve Account Requirement, (B) the Reserve Account Deposit Amount, if any, (C) the Reserve Account Draw Amount, if any, (D) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (E) the change in such balance from the immediately preceding Payment Date;
          (vi) the Note Distribution Amount for each Class of Notes and the Certificate Distribution Amount;
          (vii) the amount of the Note Distribution Amount allocable to interest on and principal of the Notes and any Principal Carryover Shortfall for each Class of the Notes;
          (viii) the amount of any principal paid on, and Principal Carryover Shortfall for, the Trust Certificates;
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

          (ix) the Monthly Principal Distributable Amount and the Optimal Principal Distributable Amount;
          (x) the Note Factor for each Class of the Notes and the Certificate Factor for the Trust Certificates after giving effect to the distribution of the Note Distribution Amount and the Certificate Distribution Amount, respectively;
          (xi) the aggregate amount of Residual Value Losses and Residual Value Surplus for such Collection Period;
          (xii) the amount of Sales Proceeds Advances and Monthly Payment Advances included in Available Funds;
          (xiii) the amount of any Payment Date Advance Reimbursement for such Collection Period;
          (xiv) [the amount of any Net Swap Receipts and any Swap Termination Payments received by the Issuing Entity from the Swap Counterparty, if any, under the Interest Rate Swap Agreement(s)][the amount of any Cap Termination Payments received by the Issuing Entity from the Cap Provider, if any, under the Interest Rate Cap Agreement(s)],
          (xv) [the amount of any Net Swap Payments and any Swap Termination Payments due to the Swap Counterparty, if any, under the Interest Rate Swap Agreement(s)],
          (xvi) the Servicing Fee for such Collection Period,
          (xvii) delinquency and loss information for the Collection Period,
          (xviii) any material change in practices with respect to charge-offs, collection and management of delinquent Leases, and the effect of any grade period, re-aging, re-structure, partial payments or other practices on delinquency and loss experience,
          (xix) any material modifications, extensions or waivers to Lease terms, fees, penalties or payments during the Collection Period,
          (xx) any material breaches of representations, warranties or covenants contained in the Leases,
          (xxi) any new issuance of notes or other securities backed by the SUBI Assets (if applicable),
          (xxii) any material additions, removals or substitutions of SUBI Assets, repurchases of SUBI Assets;
          (xxiii) any material change in the underwriting, origination or acquisition of Leases; and
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

          (xxiv) the amount of the currency swap payments and the currency swap termination payments, if any, due to the Currency Swap Counterparty under the Currency Swap Agreement described in Section 8.16 of the 20[•]-[•] Servicing Supplement.
     The information required to be delivered by such Distribution Statement may be included with such other information or reports furnished by the Servicer to the Owner Trustee in connection with the making of payments pursuant to the other Basic Documents.
     (d) If any withholding tax is imposed on the Issuing Entity’s payment (or, if the Issuing Entity is treated as a partnership for federal income tax purposes, allocations of income) to a Trust Certificateholder, such tax shall reduce the amount otherwise distributable to such Trust Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to such Trust Certificateholders, sufficient funds for the payment of any withholding tax that is legally owed by the Issuing Entity (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Trust Certificateholder shall be treated as cash distributed to such Trust Certificateholders, at the time it is withheld by the Issuing Entity for remittance to the appropriate taxing authority. If the Owner Trustee determines that there is a possibility that withholding tax is payable with respect to a distribution (such as any distribution to a “non-U. S. person” (as defined in Section 7701(a)(30) of the Code)), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this Section. If a Trust Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Trust Certificateholder in making such claim so long as such Trust Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.
     (e) Subject to Section 6.07 of the Indenture and 8.01 hereof, as the case may be, neither the Indenture Trustee nor the Owner Trustee, as the case may be, shall in any way be held liable by reason of any insufficiency in the Reserve Account resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee’s or the Owner Trustee’s, as the case may be, failure to make payments on any such Permitted Investments issued by the Indenture Trustee or the Owner Trustee, as the case may be, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.
     (f) The Issuing Entity may, from time to time, at its option, and as directed by the Trust Certificateholders pursuant to Section 4.02 of this Agreement and as provided in Section 8.16 of the 20[•]-[•] Servicing Supplement, enter into a Currency Swap Agreement with a Currency Swap Counterparty to swap amounts payable to Trust Certificateholders from U.S. dollars to Japanese yen; provided, that (1) at the time the Issuing Entity enters into the Currency Swap Agreement, the Rating Agency Condition shall have been satisfied, and (2) any payments to the Currency Swap Counterparty (including termination payments) are payable only from amounts that are otherwise payable to the Trust Certificateholders. If the Trust Certificateholders notify the Administrative Agent of the Issuing Entity’s election to enter into such a Currency Swap Agreement, the Administrative Agent will prepare all necessary and appropriate documentation and take all of the necessary and appropriate actions to cause the Issuing Entity to enter into such a Currency Swap Agreement on behalf of the Issuing Entity.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Any payments received by the Issuing Entity from the Currency Swap Counterparty under a Currency Swap Agreement shall not be deposited in the Collection Account and shall be paid by the Indenture Trustee directly to or to the order of the Trust Certificateholders on the related Payment Date.
     SECTION 5.03 Method of Payment. Subject to Section 9.01(c) respecting the final payment upon retirement of the Trust Certificates, distributions required to be made to Trust Certificateholders on any Payment Date shall be made to each Trust Certificateholder of record on the related Record Date by check mailed to such Trust Certificateholder at the address of such holder appearing on the Certificate Register, except that a Trust Certificateholder having original denominations aggregating at least $1 million may request payment by wire transfer of funds pursuant to written instructions delivered to the Owner Trustee at least five Business Days prior to the Record Date. Notwithstanding the foregoing, the final payment on the Trust Certificates shall be made only upon presentation and surrender of such Trust Certificates at the office or agency specified in the notice of final payment to the Trust Certificateholders. The Owner Trustee or a Paying Agent shall, upon receipt of at least 10 days’ notice from the Issuing Entity or the Administrative Agent as set forth in the Indenture, provide such notice to the Trust Certificateholders of record not more than 30 days and not less than 10 days prior to the date on which such final payment is expected to occur.
     SECTION 5.04 Accounting and Reports.
     (a) The Owner Trustee shall, based on information provided by the Depositor, (i) maintain (or cause to be maintained) the books of the Issuing Entity on a fiscal year basis ending on March 31 on the accrual method of accounting (except as required by Article Eleven), (ii) deliver to each Trust Certificateholder not later than the latest date permitted by law (A) a statement of the amounts provided for in Section 8.04 of the Indenture and (B) such information as may be required by the Code and applicable Treasury Regulations with respect to instruments such as the Trust Certificates and (iii) in addition to the Owner Trustee’s rights under Section 5.02, take such action as instructed by the Depositor to collect or cause to be collected and paid over to applicable authorities any withholding tax as described in and in accordance with Section 5.02 and Article Eleven with respect to income or distributions to Trust Certificateholders. The Owner Trustee shall make all elections pursuant to Article Eleven as directed by the Depositor.
     (b) The Depositor shall maintain such books and records, and shall prepare and file such reports and returns, as are required pursuant to this Section and Section 5.02.
     SECTION 5.05 Duties of Depositor on Behalf of Issuing Entity. On behalf of the Issuing Entity, the Depositor shall prepare or cause the Servicer to prepare and, after execution by the Issuing Entity, file with the Commission and any applicable state agencies all documents required to be filed by the Issuing Entity on a periodic basis with the Commission and any applicable state agencies (including any summaries thereof required by rules and regulations prescribed thereby), and transmit such summaries to the Noteholders, pursuant to Section 7.03 of the Indenture [and the [Swap Counterparty] [Cap Provider] pursuant to the Interest Rate [Cap] [Swap] Agreements].
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

ARTICLE SIX
AUTHORITY AND DUTIES OF OWNER TRUSTEE
     SECTION 6.01 General Authority. The Owner Trustee shall administer the Issuing Entity in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee, in accordance with the Basic Documents. Subject to the provisions and limitations of Sections 2.03 and 2.07, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Issuing Entity the Basic Documents to which the Issuing Entity is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuing Entity is to be a party, in each case in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee’s execution thereof and the Depositor’s execution of this Agreement, and on behalf of the Issuing Entity, to direct the Indenture Trustee to authenticate and deliver Class A-1a Notes in the aggregate principal amount of $[•]], [Class A-1b Notes in the aggregate principal amount of $[•]], [Class A-2a Notes in the aggregate principal amount of $[•]], [Class A-2b Notes in the aggregate principal amount of $[•]], [Class A-3a Notes in the aggregate principal amount of $[•]], [Class A-3b Notes in the aggregate principal amount of $[•]], [Class A-4a Notes in the aggregate principal amount of $[•]] and [Class A-4b Notes in the aggregate principal amount of $[•]].. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Issuing Entity pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Issuing Entity as is permitted by the Basic Documents and that the Servicer or the Administrative Agent recommends with respect to the Basic Documents, except to the extent this Agreement expressly requires the consent of the Trust Certificateholders for such action.
     SECTION 6.02 General Duties. Subject to the provisions and limitations of Sections 2.03 and 2.07, it shall be the duty of the Owner Trustee to discharge or cause to be discharged all of its responsibilities pursuant to the terms of the Basic Documents to which the Issuing Entity is a party and to administer the Issuing Entity in the interest of the Trust Certificateholders, subject to the Lien of the Indenture Trustee and in accordance with the provisions of the Basic Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrative Agent has agreed in the Trust Administration Agreement to perform any act or to discharge any duty of the Issuing Entity or the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrative Agent to carry out its obligations under the Trust Administration Agreement.
     SECTION 6.03 Action Upon Instruction.
     (a) Subject to Article Four and in accordance with the terms of the Basic Documents, the Depositor may by written instruction direct the Owner Trustee in the administration of the Issuing Entity subject to, and in accordance with, the terms of the Basic Documents. The Owner Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.
     (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability (unless provided adequate indemnity) on the part of the Owner Trustee, is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law or any obligation of the Owner Trustee or the Issuing Entity.
     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Trust Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice as may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.
     (d) If the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any other Basic Document permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Trust Certificateholders requesting instruction and, to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates and in accordance with Sections 6.04 and 6.05, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Trust Certificateholders, and shall have no liability to any Person for such action or inaction.
     (e) Notwithstanding the foregoing, the right of the Depositor or the Trust Certificateholders to take any action affecting the Owner Trust Estate shall be subject to the rights of the Indenture Trustee under the Indenture.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     SECTION 6.04 No Duties Except as Specified. The Owner Trustee shall not be required to perform any of the obligations of the Issuing Entity under this Agreement or the other Basic Documents that are required to be performed by (i) the Servicer under the Servicing Agreement or the 20[•]-[•] SUBI Supplement, (ii) the Depositor under this Agreement, the Servicing Agreement, the Indenture or the SUBI Certificate Transfer Agreement, (iii) the Administrative Agent under the Trust Administration Agreement or (iv) the Indenture Trustee under the Indenture. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuing Entity is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any ownership or security interest in the Owner Trust Estate or to record this Agreement or any other Basic Document. Notwithstanding anything to the contrary herein or in any Basic Document, neither the Indenture Trustee, the Titling Trustee nor the Trust Agent shall be required to execute, deliver or certify on behalf of the Issuing Entity or any other person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, to the extent permitted by applicable law. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than the Lien of the Indenture) on any part of the Owner Trust Estate that result from actions by or claims against the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.
     SECTION 6.05 No Action Unless Specifically Authorized. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except in accordance with (i) the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) the other Basic Documents to which the Issuing Entity or the Owner Trustee is a party and (iii) any document or instruction delivered to the Owner Trustee pursuant to Section 6.03. In particular, the Owner Trustee shall not transfer, sell, pledge, assign or convey the 20[•]-[•] SUBI Certificate except in the event of the bankruptcy or dissolution of the Depositor, or upon an Indenture Default, including the bankruptcy or dissolution of the Issuing Entity, or except as otherwise required or permitted by the Basic Documents.
     SECTION 6.06 Restrictions. The Owner Trustee shall not take any action (i) that is contrary to the purposes of the Issuing Entity set forth in Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would (a) affect the treatment of the Notes as debt for federal income tax purposes, (b) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (c) cause the Issuing Entity, the Depositor or the Titling Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income or franchise tax purposes. The Trust Certificateholders and the Depositor shall not direct the Owner Trustee to take action that
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

would violate the provisions of this Section. Notwithstanding anything herein to the contrary, the Depositor, the Servicer and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.
ARTICLE SEVEN
CONCERNING THE OWNER TRUSTEE
     SECTION 7.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents to which the Issuing Entity or the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 made by the Owner Trustee. In particular, but not by way of limitation, and subject to the exceptions set forth in the preceding sentence:
     (a) the Owner Trustee shall not be liable for any error in judgment of an officer of the Owner Trustee made in good faith, unless it is proved that such officer was negligent in ascertaining the facts;
     (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Trust Certificateholder, the Depositor, the Indenture Trustee, the Administrative Agent or the Servicer;
     (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
     (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the principal of the Trust Certificates;
     (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the execution of and the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Securityholder or any third party dealing with the Issuing Entity or the Owner Trust Estate, other than as expressly provided for herein and in the other Basic Documents;
     (f) the Owner Trustee shall not be liable for the misfeasance, malfeasance or nonfeasance of the Servicer, the Administrative Agent, the Depositor, the Indenture Trustee [or
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

the [Swap Counterparty] [Cap Provider]]under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuing Entity or the Depositor under this Agreement or the Basic Documents that are required to be performed by the Servicer under the Servicing Agreement or the SUBI Trust Agreement, the Administrative Agent under the Trust Administration Agreement, the Indenture Trustee under the Indenture [or the [Swap Counterparty] [Cap Provider] under the Interest Rate [Cap] [Swap] Agreements]; and
     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any Trust Certificateholder unless such Trust Certificateholder have offered to the Owner Trustee security or indemnity satisfactory to it against the Expenses that may be incurred by the Owner Trustee therein or thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its bad faith, negligence or willful misconduct in the performance of any such act.
     SECTION 7.02 Furnishing of Documents. The Owner Trustee shall furnish to any Trust Certificateholder promptly upon receipt of a written request therefor (at the expense of the Trust Certificateholder), duplicates or copies of all reports, notices, requests, demands, certificates and any other instruments furnished to the Owner Trustee under the Basic Documents.
     SECTION 7.03 Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor and the Trust Certificateholders, that:
     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite power, right and authority to execute, deliver and perform its obligations under this Agreement.
     (b) It has taken all action necessary to authorize the execution and delivery by it of this Agreement and each other Basic Document to which it is a party, and this Agreement and each other Basic Document to which it is a party will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement and each other Basic Document to which it is a party on its behalf.
     (c) Neither the execution nor the delivery by it of this Agreement and each other Basic Document to which it is a party , nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any Lien, charge or encumbrance on the Owner Trust Estate resulting from actions by or claims against the Owner Trustee individually that are unrelated to this Agreement or the other Basic Documents.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     (d) This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable against the Owner Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, liquidation, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
     (e) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein or has appointed a Delaware trustee that is so authorized and it has a principal place of business in the state of Delaware or has appointed a Delaware trustee that has such a principal place of business.
     SECTION 7.04 Reliance; Advice of Counsel.
     (a) The Owner Trustee may rely upon, shall be protected in relying upon and shall incur no liability to anyone in acting or refraining from acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a board resolution or documents of any other governing body of any corporate party as conclusive evidence that such board resolution or other document has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president, any vice president, the treasurer, any assistant treasurer or any other authorized officers of the relevant party as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not, to the actual knowledge of the Owner Trustee, contrary to this Agreement or any other Basic Document.
     SECTION 7.05 Not Acting in Individual Capacity. Except as provided in this Article, in accepting the trusts hereby created, [Wilmington Trust Company] acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.
     SECTION 7.06 Owner Trustee Not Liable for Trust Certificates. The recitals contained herein and in the Trust Certificates (other than the signature of the Owner
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Trustee and the certificate of authentication on the Trust Certificates and its representations and warranties in Section 7.03) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Trust Certificates (other than the signature of the Owner Trustee and the certificate of authentication on the Trust Certificates) or the Notes or any offering document relating to either of them. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any Basic Document to which the Owner Trustee is to be a party (except for enforceability against the Owner Trustee), or the perfection and priority of any security interest created by or under any Basic Document, or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Trust Certificateholders under this Agreement, the Noteholders under the Indenture [or the Swap Counterparty under the Interest Rate Swap Agreement(s)], the validity of the transfer of the 20[•]-[•] SUBI Certificate, or for the compliance by the Depositor, the Administrative Agent or the Servicer with any warranty or representation made under any Basic Document or for the accuracy of any such warranty or representation or for any action of the Administrative Agent, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee; provided, however, that the foregoing shall not relieve the Owner Trustee of its obligation to perform its duties under this Agreement.
     SECTION 7.07 Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Servicer, the Administrative Agent, the Indenture Trustee and their respective Affiliates, in banking transactions with the same rights as it would have if it were not the Owner Trustee.
ARTICLE EIGHT
COMPENSATION OF OWNER TRUSTEE
     SECTION 8.01 Owner Trustee’s Compensation and Indemnification.
     (a) The Owner Trustee, the Certificate Registrar and any Paying Agent shall receive as compensation from the Depositor or the Administrative Agent (without duplication) for its services hereunder, to the extent not otherwise paid pursuant to Sections 8.04(a) and 8.04(b) of the Indenture, such fees as have been separately agreed upon before the date hereof between the Depositor and/or the Administrative Agent, as the case may be, and the Owner Trustee, the Certificate Registrar or the Paying Agent. The Depositor shall cause the Administrative Agent to agree to indemnify the Owner Trustee, the Certificate Registrar and any Paying Agent and their respective successors, assigns, agents, servants, officers and employees (collectively, the “Indemnified Parties”) from and against, any Expenses that may at any time be imposed on, incurred by or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except that the Administrative Agent shall not be liable for or required to indemnify any Indemnified Party from
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

and against Expenses arising or resulting from any income or similar taxes on any fees payable to any Indemnified Party, for any willful misconduct, bad faith or negligence on the part any Indemnified Party, or with respect to the Owner Trustee only, in the case of the inaccuracy of any representation or warranty of the Owner Trustee made in Section 7.03. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Certificate Registrar or any Paying Agent or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party’s choice of legal counsel shall be subject to the approval of the Administrative Agent, which approval shall not be unreasonably withheld. Any amounts due and owing to the Indemnified Parties pursuant to this Section 8.01 shall constitute an obligation of the Trust and a claim upon the Owner Trust Estate only to the extent such amounts are payable pursuant to the Basic Documents. Neither the Depositor nor the Administrative Agent shall make any claim upon the Owner Trust Estate for the payment of Expenses except to the extent not otherwise paid pursuant to Sections 8.04(a) and 8.04(b) of the Indenture.
     (b) Notwithstanding the foregoing, the Owner Trustee shall not be liable for (i) any error of judgment made by an officer of the Owner Trustee made in good faith, unless it is proved that such officer was negligent in ascertaining the facts, (ii) any action taken or omitted to be taken in accordance with the instructions of any Trust Certificateholder, the Indenture Trustee, the Depositor, the Administrative Agent or the Servicer, (iii) the interest on or principal of the Securities or (iv) the default or misconduct of the Administrative Agent, the Servicer, the Depositor or the Indenture Trustee.
ARTICLE NINE
TERMINATION OF TRUST AGREEMENT
     SECTION 9.01 Termination of Trust Agreement.
     (a) This Agreement (other than Article Eight) shall terminate and the Issuing Entity shall dissolve and be wound up in accordance with Section 3808 of the Statutory Trust Statute, upon the earliest of (i) the final distribution by the Owner Trustee or the Paying Agent of all funds or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Agreement or (ii) at the times provided in Section 9.03. The bankruptcy, liquidation, dissolution, or termination, death or incapacity of any Trust Certificateholder, other than the Depositor, as described in Section 9.03, shall not (i) operate to terminate this Agreement or the Issuing Entity, (ii) entitle such Trust Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuing Entity or Owner Trust Estate nor (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.
     (b) Except as provided in Section 9.01(a), neither the Depositor nor any other Trust Certificateholder shall be entitled to revoke or terminate the Issuing Entity.
     (c) Notice of any termination of this Agreement pursuant to Section 9.01(a), specifying the Payment Date upon which the Trust Certificateholders shall surrender their Trust Certificates to the Paying Agent for final payment and cancellation, shall be given by the Owner
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Trustee by letter to Trust Certificateholders mailed within five Business Days of receipt of notice of such termination from the Administrative Agent, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Trust Certificateholders and the Depositor. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Trust Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02. The Owner Trustee shall promptly notify the Servicer. The Servicer will thereafter deliver a copy of such notice to each Rating Agency (which may be delivered by causing the Depositor to post a notice to the website maintained by the Depositor for notifications to nationally recognized statistical rating organizations).
     (d) If one or more of the Trust Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Trust Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice, all of the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Trust Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Issuing Entity after exhaustion of such remedies shall be distributed by the Owner Trustee to the Administrative Agent.
     (e) Upon the winding up of the Issuing Entity and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with Section 3810 of the Statutory Trust Statute.
     SECTION 9.02 [Reserved].
     SECTION 9.03 Purchase of the 20[•]-[•] SUBI Certificate; Repayment of the Trust Certificates.
     (a) The Servicer shall be permitted at its option to purchase, or cause to be purchased, the 20[•]-[•] SUBI Certificate from the Issuing Entity on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, (i) the Securities Balance is less than or equal to 10% of the Initial Securities Balance or (ii) the Outstanding Amount of the Notes is reduced to zero and 100% of the outstanding Trust Certificates are owned by the Issuing Entity, the Depositor, the Servicer (so long as NMAC or an Affiliate is the Servicer) and/or their respective Affiliates (the exercise of such option is referred to as an “Optional Purchase”). The purchase price (the “Optional Purchase Price”) shall equal the sum of (i) the aggregate Securitization Value of the 20[•]-[•] SUBI Assets, (ii) the appraised value of any other property (other than cash, in which case such value shall be the amount of
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

such funds held in cash) held as part of the Issuing Entity (less Liquidation Expenses), [and (iii) all amounts payable to the Swap Counterparty under the Interest Rate Swap Agreement(s)], and shall be deposited by the Servicer into the SUBI Collection Account on the Deposit Date related to such Payment Date. The Servicer shall not exercise the Optional Purchase if the Optional Purchase Price does not exceed the sum of (i) the Redemption Price, (ii) unpaid portions of any outstanding Sales Proceeds Advances and Monthly Payment Advances, and (iii) the Servicing Fee in respect of the related Collection Period, together with any unpaid Servicing Fees in respect of one or more prior Collection Periods. If the Servicer exercises the Optional Purchase, the Notes shall be redeemed and the Trust Certificates shall be repaid, in each case in whole but not in part on the related Payment Date. The Servicer, at its option, may pay all or a portion of the Optional Purchase Price by issuing a demand note in favor of the Issuing Entity, the terms of which, on the whole, shall be commercially reasonable and substantially similar to terms that would prevail in an arms-length negotiation between unaffiliated parties; provided, however, that (x) the Servicer shall pay in cash the portion of the Optional Purchase Price that is equal to or greater than the sum of the amounts specified in clauses (i) through (iii) of the second preceding sentence and (y) the Servicer may issue a demand note to a Trust Certificateholder pursuant to this Section 9.03 only if such Trust Certificateholder consents to the receipt of such demand note.
     (b) In connection with an Optional Purchase, the Trust Certificates shall be due and payable on the related Payment Date, upon furnishing of a notice complying with Section 9.03(c) to each Trust Certificateholder. The Administrative Agent or the Owner Trustee shall furnish each Rating Agency notice of such repayment or redemption.
     (c) Notice of repayment or redemption under Section 9.03(b) shall be given (i) by the Administrative Agent to the Owner Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least 10 days prior to the related Payment Date and (ii) by the Owner Trustee to each Trust Certificateholder by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least 10 days (but no more than 30 days) prior to the related Payment Date, at such Trust Certificateholder’s or the Depositor’s address appearing in the Certificate Register.
     All notices of repayment shall state:
          (i) the related Payment Date for the repayment;
          (ii) the place where the Trust Certificates to be repaid are to be surrendered for payment of the Repayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.08); and
          (iii) that on the related Payment Date, the Repayment Price will become due and payable upon each such Trust Certificate.
     Notice of repayment of the Trust Certificates shall be given by the Owner Trustee in the name and at the expense of the Issuing Entity. Failure to give notice of repayment or any defect therein, to any Trust Certificateholder shall not impair or affect the validity of the repayment of any Trust Certificate.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     (d) The Trust Certificates to be repaid shall, following notice of repayment as required by Section 9.03(c) on the related Payment Date, become due and payable at the Repayment Price.
ARTICLE TEN
SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
     SECTION 10.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall (i) be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute, (ii) at all times be able and authorized to exercise corporate trust powers, (iii) have a long-term debt rating of at least “Baa3” or its equivalent by each Rating Agency, or satisfies the Rating Agency Condition, (iv) have combined capital and surplus of at least $50,000,000, (v) be subject to supervision or examination by federal or state authorities, and (vi) be an entity authorized to exercise trust powers in the State of Delaware. If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.
     SECTION 10.02 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrative Agent and the Servicer. The Servicer will thereafter deliver a copy of such notice to each Rating Agency (which may be delivered by causing the Depositor to post a notice to the website maintained by the Depositor for notifications to nationally recognized statistical rating organizations), the Depositor, the Indenture Trustee and the Trust Certificateholders. If, for any reason, [Wilmington Trust Company] or any of its Affiliates should assume the duties of the Indenture Trustee, then from that time forward [Wilmington Trust Company], in its capacity as Owner Trustee, shall resign as Owner Trustee hereunder if any Event of Default under the Indenture occurs and is necessary to eliminate any conflict of interest under the TIA with the Indenture Trustee or any other trustee under the Indenture. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.
     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 or if the Depositor, by unilateral act, decides to remove the Owner Trustee, and the Owner Trustee shall fail to resign after receipt of notice thereof from the
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Depositor or if the Owner Trustee shall fail to resign after written request therefor by the Administrative Agent, the Depositor or Trust Certificateholders holding not less than a Majority Interest of the Trust Certificates (which, for this purpose, includes Trust Certificates owned by the Issuing Entity, the Depositor, the Servicer (so long as NMAC or an Affiliate is the Servicer) or any of their respective Affiliates), or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or such Trust Certificateholders may remove the Owner Trustee. If the Owner Trustee shall be removed pursuant to the preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee.
     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide (or shall cause to be provided) notice of such resignation or removal of the Owner Trustee and the appointment of a successor Owner Trustee to each of the Rating Agencies.
     SECTION 10.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrative Agent and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor, the Administrative Agent and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations. The successor Owner Trustee shall pay all reasonable costs and expenses incurred in connection with transferring the predecessor Owner Trustee’s duties and obligations to the successor Owner Trustee.
     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.
     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice of the successor of such Owner Trustee to all Trust Certificateholders, the Indenture Trustee and each Rating Agency. If the Depositor shall fail to mail such notice within ten days after acceptance of appointment by the successor Owner
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.
     SECTION 10.04 Merger or Consolidation of Owner Trustee. Any Person (i) into which the Owner Trustee may be merged or converted or with which it may be consolidated, (ii) resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party or (iii) succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, provided, that such Person shall be eligible pursuant to Section 10.01 anything herein to the contrary notwithstanding. The Owner Trustee shall mail notice of such merger, conversion, or consolidation to the Servicer, the Indenture Trustee and the Trust Certificateholders. The Servicer will thereafter deliver a copy of such notice to each Rating Agency (which may be delivered by causing the Depositor to post a notice to the website maintained by the Depositor for notifications to nationally recognized statistical rating organizations)
     SECTION 10.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Depositor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Issuing Entity, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositor and the Owner Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.
     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
     (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and
     (c) the Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.
     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrative Agent, the Servicer and the Depositor.
     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
ARTICLE ELEVEN
TAX MATTERS
     SECTION 11.01 Tax and Accounting Characterization.
     (a) It is the intent of the parties hereto that the Issuing Entity not constitute a separate entity for federal income, state income or franchise tax purposes. It is the intent of the Depositor and the Trust Certificateholders that the Notes be treated as indebtedness secured by the 20[•]-[•] Vehicles and the payments on the 20[•]-[•] Leases and the other assets comprising the Owner Trust Estate for federal income, state income and franchise tax purposes. If, however, the Issuing Entity is re-characterized as a separate entity for federal income tax purposes, it is the intention of the parties that it qualify as a partnership, with the assets of the partnership being the Owner Trust Estate. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuing Entity shall not file or cause to be filed annual returns, reports or other forms and will treat the Issuing Entity in a manner consistent with the characterization that the Issuing Entity is not a separate entity for tax purposes; provided further, if the Issuing Entity is determined to have more than one beneficial owner for tax purposes, the parties agree to treat the Issuing Entity as a partnership for tax purposes.
     The Depositor and the Trust Certificateholder, by acceptance of a Trust Certificate, agree to take no action inconsistent with the foregoing intention.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     (b) It is the intent of the Depositor to treat the Trust Certificates as equity interests in the Issuing Entity for financial accounting purposes.
     SECTION 11.02 Signature on Returns; Tax Matters Partner.
     (a) If the Issuing Entity shall be required to file federal or other income tax returns as a partnership, such returns shall be signed by an authorized signatory for the Depositor or such other Person as shall be required by law to sign such returns of the Issuing Entity.
     (b) By acceptance of its beneficial interest in a Trust Certificate, each Trust Certificateholder agrees that in the event that the Issuing Entity is classified as a partnership for federal income tax purposes, the Depositor shall be the “tax matters partner” of the Issuing Entity pursuant to the Code. The Depositor hereby agrees not to make any tax election or otherwise take any actions in its capacity as tax matters partner that would cause the Issuing Entity to be treated as a corporation or an association taxable as a corporation for tax purposes.
     SECTION 11.03 Tax Reporting. Unless otherwise required by appropriate tax authorities, the Issuing Entity shall not file or cause to be filed annual or other income or franchise tax returns and shall not be required to obtain any taxpayer identification number.
ARTICLE TWELVE
MISCELLANEOUS
     SECTION 12.01 Supplements and Amendments.
     (a) Any term or provision of this Agreement may be amended by the parties hereto, without the consent of any other Person; provided that (i) either (A) any amendment that materially and adversely affects the interests of the Noteholders or the Trust Certificateholders shall require the consent, respectively, of Noteholders evidencing not less than a Majority Interest of the Notes voting together as a single class, or of Trust Certificateholders evidencing not less than a Majority Interest of the Trust Certificates (provided that if the Depositor and its Affiliates do not hold all of the Trust Certificates, then the Trust Certificates held by the Depositor and its Affiliates shall not be deemed Outstanding for purposes of this provision) or (B) such amendment shall not, as evidenced by an Officer’s Certificate of the Depositor delivered to the Indenture Trustee (with respect to the Noteholders) or the Trust Certificateholders, as applicable, adversely affect the interests of the Noteholders or the Certificateholders, as the case may be and (ii) any amendment that adversely affects the interests of the Servicer or the Indenture Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected, provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Notes as debt for federal income tax purposes, or cause the Issuing Entity or the 20[•]-[•] SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

amendment and the Officer’s Certificate described in the preceding sentence is provided to the Indenture Trustee. The consent of the Servicer shall be deemed to have been given if the Depositor does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given. The Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Agreement or otherwise.
     (b) [Notwithstanding the foregoing, this Agreement may not be amended in any way that would materially and adversely affect the rights of the [Cap Provider][Swap Counterparty] without prior consent of the [Cap Provider][Swap Counterparty]; provided that the [Cap Provider’s][Swap Counterparty’s] consent to any such amendment shall not be unreasonably withheld, and provided, further that the [Cap Provider’s][Swap Counterparty’s] consent will be deemed to have been given if the [Cap Provider][Swap Counterparty] does not object in writing within 10 days of receipt of a written request for such consent.]
     (c) Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or change the due date of any installment of principal of or interest in any Note, or the Redemption Price with respect thereto, without the consent of the Holder of such Note, or (ii) reduce the Outstanding Amount, the Holders of which are required to consent to any matter without the consent of the Holders of at least a Majority Interest of the Notes which were required to consent to such mater before giving effect to such amendment.
     (d) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended by the parties hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied and the Officer’s Certificate described in Section 12.01(a)(i)(B) is delivered to the Indenture Trustee.
     (e) Prior to the execution of any amendment to this Agreement, the Depositor shall provide each Rating Agency, the Trust Certificateholder, the Depositor, the Owner Trustee[, the [Swap Counterparty[ [Cap Provider]] and the Indenture Trustee with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Trust Certificateholders, the Indenture Trustee[, the [Swap Counterparty[ [Cap Provider]] and the Owner Trustee.
     (f) This Agreement may also be amended or supplemented from time to time, at the request of the holders of no less than 66 2/3% of all outstanding Trust Certificates (provided that if the Depositor and its Affiliates do not hold all of the Trust Certificates, then the Trust Certificates held by the Depositor and its Affiliates shall not be deemed Outstanding for purposes of this provision) to approve any trust purpose with respect to the Issuing Entity in addition to the purpose authorized pursuant to Section 2.03(b), upon not less than 90 days notice to each Rating Agency and each Noteholder and subject to each of (1) the prior written notice to
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

each Rating Agency of such action, and (2) the consent of the holders of at least 66 2/3% of all outstanding Notes (including such Notes, if any, owned by the Issuing Entity, the Depositor, the Servicer (as long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Notes as debt for federal income tax purposes, or cause the Issuing Entity or the 20[•]-[•] SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.
     (g) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.
     (h) The Owner Trustee shall be under no obligation to ascertain whether a Rating Agency Condition has been satisfied with respect to any amendment. When the Rating Agency Condition is satisfied with respect to such amendment, the Servicer shall deliver to a Responsible Officer of the Owner Trustee an Officer’s Certificate to that effect, and the Owner Trustee may conclusively rely upon the Officer’ Certificate from the Servicer that a Rating Agency Condition has been satisfied with respect to such amendment.
     SECTION 12.02 No Legal Title to Owner Trust Estate. The Trust Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Trust Certificateholders shall be entitled to receive distributions with respect to their Trust Certificates only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of the Trust Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.
     SECTION 12.03 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Trust Certificateholders, the Administrative Agent, the Servicer, the Indenture Trustee[, the [Swap Counterparty[ [Cap Provider]] and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
     SECTION 12.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered, sent electronically by email (if an email address is provided) or telecopier or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, and addressed in each case as follows: (i) if to the Owner Trustee, at [Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890, (telecopier no. (302) 651-8882), Attention: Corporate Trust Administration], (ii) if to the Depositor,
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

at One Nissan Way, Franklin, Tennessee 37067 (telecopier no. (615) 725-8530) (email: [shishir.bhushan@nissan-usa.com] or [mark.wilten@nissan-usa.com]), Attention: Treasurer, [(iii) if to [•], at [•] (telecopier no. [•]), Attention: [•]; (iv) if to [•], to [•] (email: [•]), Attention: [•]; (v) if to [•], to [•] (telecopier no. [•]), Attention: [•]]; or (vi) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only when delivered by hand or, in the case of mail, email or facsimile notice, upon actual receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder. All notices, requests, reports, consents or other communications deliverable to the Rating Agencies hereunder or under any other Basic Document may be delivered by the Depositor posting such notice to the website maintained by the Depositor for notifications to nationally recognized statistical rating organizations.
     Any notice required or permitted to be given to a Trust Certificateholder shall be given by first-class mail, confirmed, facsimile or overnight courier, postage prepaid, at the address of such Trust Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Trust Certificateholder receives such notice.
     SECTION 12.05 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     SECTION 12.06 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
     SECTION 12.07 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee, and each Trust Certificateholder and their respective successors and permitted assigns, all to the extent as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Trust Certificateholder shall bind the successors and assigns of the Depositor or such Trust Certificateholder.
     SECTION 12.08 No Petition. The Owner Trustee, any Paying Agent, the Depositor and each Trust Certificateholder by accepting a Trust Certificate, covenant and agree that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, they will not institute against, or join any other Person in instituting against NMAC, the Grantor, the Depositor, the Titling Trustee, the Titling Trust, the Issuing Entity, any other Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     SECTION 12.09 No Recourse. Each Trust Certificate entitles the holder thereof to the respective rights and benefits set forth in this Agreement and in the Trust Certificates. The Trust Certificates do not represent interests in or obligations of the Servicer, the Depositor, the Owner Trustee, any Paying Agent, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the other Basic Documents.
     SECTION 12.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
     SECTION 12.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     SECTION 12.12 Trust Certificates Nonassessable and Fully Paid. Trust Certificateholders shall not be personally liable for obligations of the Issuing Entity. The interests represented by the Trust Certificates shall be nonassessable for any losses or expenses of the Issuing Entity or for any reason whatsoever, and, upon authentication thereof pursuant to Section 3.03, 3.04 and 3.05, the Trust Certificates shall be deemed fully paid.
     SECTION 12.13 Furnishing of Basic Documents. The Depositor shall furnish to any Trust Certificateholder promptly upon receipt of a written request by such Trust Certificateholder (at the expense of the requesting Trust Certificateholder) therefor, duplicates or copies of all Basic Documents.
[Signature Page to Follow]
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

NISSAN AUTO LEASING LLC II, as Depositor
By:
Name:
Title:

[WILMINGTON TRUST COMPANY], as Owner Trustee
By:
Name:
Title:

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     Each of the Servicer and the Administrative Agent agrees to undertake to perform each of its duties as Servicer, including its obligations under Section 8.01, as are specifically set forth in this Agreement.
Accepted and Agreed:
NISSAN MOTOR ACCEPTANCE CORPORATION, as Servicer

By:
Name:
Title:

NISSAN MOTOR ACCEPTANCE CORPORATION, as Administrative Agent
By:
Name:
Title:

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

EXHIBIT A
FORM OF TRUST CERTIFICATE
TRUST CERTIFICATE
SEE REVERSE FOR CERTAIN DEFINITIONS
     THIS CERTIFICATE IS NON-TRANSFERABLE.
     THE OFFER AND SALE OF THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN EACH CASE WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS TRUST CERTIFICATE OR AN INTEREST HEREIN MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, ANY “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” (WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OF ANY OF THE FOREGOING. BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST HEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS.
     IF THIS TRUST CERTIFICATE OR AN INTEREST HEREIN IS PURCHASED OR HELD BY A GOVERNMENTAL PLAN, FOREIGN PLAN OR ANY OTHER PLAN THAT IS
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

SUBJECT TO ANY APPLICABLE LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), IT SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS TRUST CERTIFICATE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, SIMILAR LAW AND WILL NOT RESULT IN THE ASSETS OF THE ISSUING ENTITY BEING CONSIDERED PLAN ASSETS OF SUCH PLAN UNDER SIMILAR LAW.
     THE PRINCIPAL OF THIS TRUST CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS TRUST CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
     THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE TRANSFEROR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATIVE AGENT, NMAC, NALL II, NISSAN NORTH AMERICA, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

NISSAN AUTO LEASE TRUST 20[•]-[•]
ASSET BACKED CERTIFICATE
evidencing a beneficial interest in the Issuing Entity, as defined below, the property of which includes, among other things, the 20[•]-[•] SUBI Certificate, evidencing a 100% beneficial interest in the 20[•]-[•] SUBI. The property of the Issuing Entity has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.
     This Trust Certificate does not represent an interest in or obligation of the Depositor, Nissan Motor Acceptance Corporation, the Owner Trustee or any of their respective Affiliates, except to the extent described below.

NUMBER	$______________
R-_______
     This certifies that _________________ is the registered owner of a _________________ dollars nonassessable, fully-paid, beneficial ownership interest in the Nissan Auto Lease Trust 20[•]-[•] (the “Issuing Entity”) formed by Nissan Auto Leasing LLC II, a Delaware limited liability company (the “Depositor”).
     The Issuing Entity was created pursuant to a trust agreement, as amended and restated as of [•], 20[•] (the “Trust Agreement”), between the Depositor and [Wilmington Trust Company], as trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions.
     This Trust Certificate is one of the duly authorized Trust Certificates designated as “Asset Backed Certificates” (the “Trust Certificates”). Also issued under an indenture, dated as of [•], 20[•] (the “Indenture”), between the Issuing Entity and [U.S. Bank], as trustee (the “Indenture Trustee”), are the [the [•]% Asset Backed Notes, Class A-1a], [the [•]% Asset Backed Notes, Class A-1b], [the [•]% Asset Backed Notes, Class A-2a], [the [•]% Asset Backed Notes, Class A-2b], [the [•]% Asset Backed Notes, Class A-3a], [the [•]% Asset Backed Notes, Class A-3b], [the [•]% Asset Backed Notes, Class A-4a], [and the [•]% Asset Backed Notes, Class A-4b]. This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such Trust Certificateholder is bound. The property of the Issuing Entity primarily includes, among other things, (i) the 20[•]-[•] SUBI Certificate, evidencing a 100% beneficial interest in the 20[•]-[•] SUBI, and (ii) all proceeds of the foregoing. The rights of the Issuing Entity in the foregoing property have been pledged by the Issuing Entity to the Indenture Trustee to secure the payment of the Notes.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     The Trust Certificates represent obligations of the Issuing Entity only and do not represent interests in, recourse to or obligations of the Depositor, the UTI Beneficiary or any of their respective Affiliates.
     Under the Trust Agreement, there will be distributed on the 15th day of each month (or, if such day is not a Business Day, the next Business Day), commencing [•], 20[•] (each, a “Payment Date”), to the Person in whose name this Trust Certificate is registered at the close of business on the day preceding each Payment Date (each, a “Record Date”) such Trust Certificateholder’s percentage interest in the amount to be distributed with respect to the Trust Certificates on such Payment Date.
     The holder of this Trust Certificate acknowledges and agrees that its rights to receive payments in respect of this Trust Certificate are subordinated to the rights of the Noteholders [and the Swap Counterparty] as described in the Indenture.
     The holder of this Trust Certificate acknowledges and agrees that certain distributions made pursuant to Section 8.16 of the 20[•]-[•] Servicing Supplement to the Trust Certificateholders may be made in Japanese yen if the Issuing Entity enters into a Currency Swap Agreement as contemplated by to Section 8.16 of the 20[•]-[•] Servicing Supplement. If any such election is made, an amendment to the Indenture must be executed pursuant to Section 9.03 of the 20[•]-[•] Servicing Supplement subject to the approvals of such parties as set forth in Section 8.16 of the 20[•]-[•] Servicing Supplement, and a supplemental Indenture must be executed pursuant to and subject to the approvals of such parties as set forth in Section 9.01 of the Indenture. In connection with the execution of any such Currency Swap Agreement, the Trust Certificateholders must provide alternative appropriate payment instructions to the Owner Trustee and the Indenture Trustee for the receipt of any payment in Japanese yen.
     It is the intent of the Depositor and Trust Certificateholder that the Issuing Entity not constitute a separate entity for federal income, state income and franchise tax purposes, and that the Notes be treated as indebtedness for such purposes. If, however, the Issuing Entity is treated as having more than one beneficial owner and thus is characterized as a separate entity for federal income tax purposes, it is the intention of the parties to the Trust Agreement that the Issuing Entity be treated as a partnership for tax purposes and not as a corporation or association, taxable as a corporation. The Depositor and the other Trust Certificateholders, by acceptance of a Trust Certificate, agree to take no action inconsistent with the foregoing intention.
     Each Trust Certificateholder by accepting a Trust Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against NMAC, the Grantor, the Depositor, the Titling Trustee, the Titling Trust, the Issuing Entity , any Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.
     Distributions on this Trust Certificate will be made as provided in the Trust Agreement by check mailed to the Trust Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. A Trust
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

Certificateholder having original denominations aggregating at least $1 million may request payment by wire transfer of funds pursuant to written instructions delivered to the Owner Trustee at least five (5) Business Days prior to the Record Date. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final payment on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such payment and only upon presentation and surrender of this Trust Certificate at the office or agency specified in the notice of final payment to the Trust Certificateholders.
     Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.
     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuing Entity and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated: , 20[•]	NISSAN AUTO LEASE TRUST 20[•]-[•]

	By:	[WILMINGTON TRUST COMPANY], as Owner Trustee

By:

Name:
Title:
OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

[WILMINGTON TRUST COMPANY],	or	[WILMINGTON TRUST COMPANY],
as Owner Trustee		as Owner Trustee

By:		By:

Authenticating Agent

By:

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

[Reverse of Trust Certificate]
     The Trust Certificates do not represent an obligation of or an interest in the Depositor, the Servicer, the Owner Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries and certain other amounts respecting the assets of the Issuing Entity, all as more specifically set forth in the Indenture. The Depositor will furnish, upon the request of any holder of a Trust Certificate, such information as is specified in paragraph (d)(4) of Rule 144A of the Securities Act of 1933, as amended, with respect to the Issuing Entity.
     The Trust Agreement may be amended by the parties thereto, without the consent of any other Person; provided that (i) either (A) any amendment that materially and adversely affects the interests of the Noteholders or the Trust Certificateholders shall require the consent, respectively, of Noteholders evidencing not less than a Majority Interest of the Notes voting together as a single class, or of Trust Certificateholders evidencing not less than a Majority Interest of the Trust Certificates (provided that if the Depositor and its Affiliates do not hold all of the Trust Certificates, then the Trust Certificates held by the Depositor and its Affiliates shall not be deemed Outstanding for purposes of this provision) or (B) such amendment shall not, as evidenced by an Officer’s Certificate of the Depositor delivered to the Indenture Trustee (with respect to the Noteholders) or the Trust Certificateholders, as applicable, adversely affect the interests of the Noteholders or the Certificateholders, as the case may be and (ii) any amendment that adversely affects the interests of the Servicer or the Indenture Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected; provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Notes as debt for federal income tax purposes, or cause the Issuing Entity or the 20[•]-[•] SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment and the Officer’s Certificate described in the preceding sentence is provided to the Indenture Trustee. The consent of the Servicer shall be deemed to have been given if the Depositor does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given. The Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under the Trust Agreement.
     Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or change the due date of any installment of principal of or interest in any Note, or the Redemption Price with respect thereto, without the consent of the Holder of such Note, or (ii) reduce the Outstanding Amount, the Holders of which are required to consent to any matter without the consent of the Holders of at least a Majority Interest of the Notes which were required to consent to such mater before giving effect to such amendment.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

     Notwithstanding anything herein to the contrary, any term or provision of the Trust Agreement may be amended by the Depositor without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied and the Officer’s Certificate described in Section 12.01(a)(i)(B) is delivered to the Indenture Trustee.
     Prior to the execution of any amendment to the Trust Agreement, the Depositor shall provide each Rating Agency, the Trust Certificateholder, the Depositor, the Owner Trustee and the Indenture Trustee with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Trust Certificateholders, the Indenture Trustee and the Owner Trustee.
     The Trust Agreement may also be amended or supplemented from time to time, at the request of the holders of no less than 66 2/3% of all outstanding Trust Certificates (provided that if the Depositor and its Affiliates do not hold all of the Trust Certificates, then the Trust Certificates held by the Depositor and its Affiliates shall not be deemed Outstanding for purposes of this provision), to approve any trust purpose with respect to the Issuing Entity in addition to the purpose authorized pursuant to the Trust Agreement, upon not less that 90 days notice to each Rating Agency and each Noteholder and subject to each of (1) the prior written notice to each Rating Agency of such action, and (2) the consent of the holders of at least 66 2/3% of all outstanding Notes (including such Notes, if any, owned by the Issuing Entity, the Depositor, the Servicer (as long as NMAC or an Affiliate is the Servicer) and their respective Affiliates), and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment or supplement shall not affect the treatment of any outstanding Notes as debt for federal income tax purposes, or cause the Issuing Entity or the 20[•]-[•] SUBI Certificate to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.
     Prior to the execution of any amendment to the Trust Agreement, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under the Trust Agreement or otherwise.
     The Indenture Trustee shall be under no obligation to ascertain whether a Rating Agency Condition has been satisfied with respect to any amendment. When the Rating Agency Condition is satisfied with respect to such amendment, the Servicer shall deliver to a Responsible Officer of the Indenture Trustee an Officer’s Certificate to that effect, and the Indenture Trustee may conclusively rely upon the Officer’ Certificate from the Servicer that a Rating Agency Condition has been satisfied with respect to such amendment.
     As provided in the Trust Agreement, if and to the extent transfers are permitted and if the Depositor delivers an Opinion of Counsel that the Trust Certificates are transferable in
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

accordance with the terms set forth therein, which opinion the Depositor has not determined can be given under the Internal Revenue Code and existing and proposed regulations thereunder, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by, a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Trust Certificateholder hereof or such Trust Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Trust Certificates of the same class and in authorized denominations evidencing the same aggregate interest in the Issuing Entity will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is [Wilmington Trust Company].
     The Trust Certificates are issuable only as registered Trust Certificates without coupons in minimum denominations of $250,000. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.
     The Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent and any of their respective agents shall be affected by any notice to the contrary.
     The obligations and responsibilities created by the Trust Agreement and the trust created thereby shall terminate upon the payment to Trust Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Owner Trust Estate.
     Any prospective transferee of a Trust Certificate will be required to deliver a letter to the Depositor and the Certificate Registrar substantially in the form of Exhibit C to the Trust Agreement, which letter includes a representation that such prospective transferee is not a Benefit Plan. The Trust Certificates may not be transferred, sold, pledged or otherwise disposed to or for the account of a Benefit Plan.
     The Trust Certificates may not be acquired by a Benefit Plan. By accepting and holding this Trust Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Trust Certificate or an interest therein for the account of a Benefit Plan. If the holder hereof is a governmental plan, foreign plan or any other plan that is subject to Similar Law, it shall be deemed to have represented and warranted that its acquisition, holding and disposition of this Trust Certificate or an interest therein will not result in a non-exempt prohibited transaction under, or a violation of, Similar Law.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.
Dated:
                                                                *
Signature Guaranteed:
                                                                *

*	NOTICE: The signatures(s) on this Assignment must correspond with the name(s) as written on the face of the within Trust Certificate in every particular without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

EXHIBIT B

FORM OF RULE 144A CERTIFICATE
__________________, _____
Nissan Auto Leasing LLC II
One Nissan Way
Franklin, Tennessee 37067
[Wilmington Trust Company],
 as Owner Trustee
[Rodney Square North
1100 N. Market Street
Wilmington, Delaware 19890]
[Wilmington Trust Company],
 as Certificate Registrar
[520 Madison Avenue
33rd Floor
New York, New York 10019]
Ladies and Gentlemen:
     This is to notify you as to the transfer of $                     initial principal balance of Asset Backed Certificates (the “Trust Certificates”) of Nissan Auto Lease Trust 20[•]-[•] (the “Issuing Entity”).
     The undersigned is the holder of the Trust Certificates and with this notice hereby deposits with [Wilmington Trust Company] (the “Owner Trustee”) $ initial principal balance of Trust Certificates and requests that Trust Certificates in the same initial principal balance be issued, executed and authenticated and registered to the purchaser on , 20[•], as specified in the trust agreement dated [•], 20[•], as amended and restated by the Amended and Restated Trust Agreement dated [•], 20[•] among [Wilmington Trust Company] and Nissan Auto Leasing LLC II, as follows:
     Name:                             Denominations:
     Address:
     Taxpayer I.D. No:
     The undersigned represents and warrants that the undersigned (a) reasonably believes the purchaser is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”), (b) such purchaser has acquired the Trust Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and (c) if the purchaser has purchased the Trust Certificates for one or more accounts for which it is acting as fiduciary or agent, (i) each such account is a qualified
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

B-1

institutional buyer and (ii) the purchaser is acquiring Trust Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than $250,000 for each such account.

Very truly yours,
By:
Name:
Title:

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

B-2

EXHIBIT C
FORM OF INVESTMENT LETTER
QUALIFIED INSTITUTIONAL BUYER
[U.S. Bank National Association],
 as Indenture Trustee
[209 South LaSalle Street, Suite 300
Chicago, Illinois 60604]
[Wilmington Trust Company],
 as Owner Trustee
[Rodney Square North
1100 N. Market Street
Wilmington, Delaware 19890]
Nissan Auto Leasing LLC II
One Nissan Way
Franklin, Tennessee 37067
Ladies and Gentlemen:
     In connection with our proposed purchase of $__________ aggregate principal amount of Certificates (the “Certificates”) representing an undivided interest in the Nissan Auto Lease Trust 20[•]-[•] (the “Issuing Entity”), the investor on whose behalf the undersigned is executing this letter (the “Purchaser”) confirms that:
     1. Reference is made to the Prospectus Supplement, dated [•], 20[•], together with the Prospectus, dated [•], 20[•] (collectively, the “Prospectus”), relating to the Certificates. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Prospectus. The Purchaser has received a copy of the Prospectus and such other information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Servicer and Nissan Auto Leasing LLC II, as the Depositor, concerning the Servicer, the UTI Beneficiary and the Depositor and the terms and conditions of the offering described in the Prospectus. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Certificates. The Purchaser represents that in making its investment decision to acquire the Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Servicer, the Depositor or the Owner Trustee or any of your or their affiliates, except as expressly contained in the Prospectus and in the other written information, if any, discussed above. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and the Purchaser is able to bear the substantial economic risks
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.
     2. The Purchaser is (A) a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)) and has delivered to you a certificate substantially in the form attached hereto as Annex 1 or Annex 2, as applicable and (B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or “Blue Sky” laws of any state.
     3. The Purchaser understands that the offer and sale of the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if it decides to resell, pledge or otherwise transfer any Certificate, such Certificate may be resold, pledged or transferred without registration only to an entity that has delivered to the Depositor and the Owner Trustee a certification that it is a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A and (ii) it will, and each subsequent holder will be required to, notify any purchaser of any Certificate from it of the resale restrictions referred to in clause (i) above.
     4. The Purchaser understands that each of Certificate will bear a legend to the following effect, unless otherwise agreed by the Depositor and the Owner Trustee:
“OFFER AND SALE OF THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A SUBJECT TO THE RECEIPT BY THE TRANSFEROR AND THE OWNER TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND THE RECEIPT BY THE OWNER
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

TRUSTEE AND THE TRANSFEROR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE OWNER TRUSTEE AND THE TRANSFEROR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS TRUST CERTIFICATE OR AN INTEREST HEREIN MAY NOT BE PURCHASED OR HELD WITH PLAN ASSETS OF ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, ANY “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” (WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OF ANY OF THE FOREGOING. BY ACCEPTANCE OF THIS TRUST CERTIFICATE OR AN INTEREST HEREIN, THE HOLDER HEREOF SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING IS IN COMPLIANCE WITH THE FOREGOING RESTRICTION ON BENEFIT PLAN ASSETS. IF THIS TRUST CERTIFICATE OR AN INTEREST HEREIN IS PURCHASED OR HELD BY A GOVERNMENTAL PLAN, FOREIGN PLAN OR ANY OTHER PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), IT SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS TRUST CERTIFICATE OR AN INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, SIMILAR LAW AND WILL NOT RESULT IN THE ASSETS OF THE ISSUING ENTITY BEING CONSIDERED PLAN ASSETS OF SUCH PLAN UNDER SIMILAR LAW.”
     5. If the Purchaser is acquiring any Certificate as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgements, representations and agreements contained herein on behalf of such account.
     6. The Purchaser is not (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA), that is subject to the provisions of Title I of ERISA, (b) a “plan” (as defined in Section
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (c) any entity deemed to hold the “plan assets” (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA) of any of the foregoing. If the Purchaser is a governmental plan, foreign plan or any other plan that is subject to any applicable law that is similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code (“Similar Law”), its acquisition, holding and disposition of any Certificate or an interest therein will not result in a non-exempt prohibited transaction under, or a violation of, Similar Law and will not result in the assets of the Issuing Entity being considered plan assets of such plan under similar law.
     7. The Purchaser has neither acquired nor will it transfer any Certificate it purchases (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.
     8. The Purchaser either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Certificates.
     9. The Purchaser understands that no subsequent transfer of the Certificates is permitted unless (A) such transfer is of a Certificate with a denomination of at least $250,000, (B) it causes its proposed transferee to provide to the Depositor and the Certificate Registrar a letter substantially in the form of Exhibit C to the Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe and (C) the Depositor consents in writing to the proposed transfer, which consent shall be granted unless the Depositor determines that such transfer would create a risk that the Issuing Entity or the Titling Trust would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable, as a corporation; provided, however, that any attempted transfer that would either cause (1) the number of registered holders of Certificates to exceed 95 or (2) the number of holders of direct or indirect interests in the Titling Trust to exceed 50, shall be a void transfer.
     10. The Purchaser understands that the opinion of counsel to the Issuing Entity that the Issuing Entity is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 7, 8 and 9 above.
     11. The Purchaser is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (3) a Person not described in (A)(1) or (2) whose ownership of the Certificates is effectively connected with such Person’s conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any Person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate the income of which is includible in gross income for federal
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

income tax purposes regardless of source or a trust if the court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the Issuing Entity. It agrees that it will provide a certification of non-foreign status signed under penalty of perjury and, alternatively, that if it is a Person described in clause (A)(3) above, it will furnish to the Depositor and the Owner Trustee a properly executed IRS Form W-8ECI and a new W-8ECI upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or Opinions of Counsel as may be requested by the Depositor and the Owner Trustee).
     12. The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with Section 3.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Certificates (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be a void, and the purported transferee in such transfer shall not be recognized by the Issuing Entity or any other Person as a Certificateholder, as the case may, be for any purpose.
     13. The Purchaser hereby irrevocably requests you to arrange for definitive Certificates representing the Certificates purchased by the Purchaser to be registered and delivered promptly after the Closing Date as follows:

Principal Amount of	Registered in Name	Deliver Definitive Certificate
Definitive Certificate:	of	to:

     You and the Owner Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,
By:
Name:
Title:

(NALT 20[•]-[•] Amended and Restated Trust Agreement)

ANNEX 1 TO EXHIBIT C
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Transferees Other Than Registered Investment Companies]
     The undersigned (the “Purchaser”) hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:
(i)	As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

(ii)	In connection with purchases by the Purchaser, the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, because (i) the Purchaser owned and/or invested on a discretionary basis $_________[1] in securities (except for the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.
—	Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

—	Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

—	Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

[1]	Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on a discretionary basis at least $10,000,000 in securities.
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

—	Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

—	Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

—	State or Local Plan. The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees (a “Plan”).

—	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisors Act of 1940.

—	Small Business Investment Company. The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

—	Business Development Company. The Purchaser is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.
(iii)	The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

(iv)	For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph, except (i) where the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at their market value. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser’s direction. However, such securities were not included if the Purchaser is a majority-owned,
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Exchange Act.
(v)	The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

(vi)	Until the date of purchase of the Certificates, the Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan is provided above, the Purchaser agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Name of Purchaser

By:
Name:
Title:

Dated:
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

ANNEX 2 TO EXHIBIT C
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Transferees That are Registered Investment Companies]
     The undersigned (the “Purchaser”) hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificate described therein:
(i)	As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

(ii)	In connection with purchases by the Purchaser, the Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Purchaser alone, or the Purchaser’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser’s Family of Investment Companies, the cost of such securities was used, except (i) where the Purchaser or the Purchaser’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.
—	The Purchaser owned $in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

—	The Purchaser is part of a Family of Investment Companies which owned in the aggregate $in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).
(iii)	The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).
(NALT 20[•]-[•] Amended and Restated Trust Agreement)

(iv)	The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

(v)	The Purchaser is familiar with Rule 144A and understands that the parties listed in the Rule 144A Representation Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser’s own account.

(vi)	Until the date of purchase of the Depositor Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Purchaser’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Name of Purchaser or Advisor

By:
Name:
Title:

IF AN ADVISOR:

Name of Purchaser
Dated:
(NALT 20[•]-[•] Amended and Restated Trust Agreement)